Per share amounts (Tables)	12 Months Ended
Dec. 31, 2021
Statement [LineItems]
Disclosure of Detailed Information about Net Loss Basic and Diluted
The number of incremental shares included in diluted earnings per share is computed using the average volume-weighted market price of shares for the period. In addition, contracts that could be settled in cash or shares are assumed to be settled in shares if share settlement is more dilutive.

	Year ended December 31
	2021	2020
Net income (loss) – basic and diluted	$414.0	$(771.7)

Disclosure of Detailed Information about Weighted Average Number of Shares Per Share
The weighted average number of shares used to calculate per share amounts is as follows:

	Year ended December 31
Average shares outstanding (millions)	2021	2020
Basic	75.1	73.3
Dilutive impact of stock option/ RSUs	2.5	—

Diluted	77.6	73.3